Exhibit 10.14
                                                              Page 1 of 34

                 AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of March 17, 1995
                                  between

                        ENCORE COMPUTER CORPORATION
                                 and
                         GOULD ELECTRONICS INC.









                           TABLE OF CONTENTS


                                                   Page

1. DEFINED TERMS                                     1
1.01 Definitions                                     1
2. ORIGINAL LOANS                                    8
2.01 The Original Loans                              8
2.02 Payment of Interest                             8
2.03 Prepayment  8
2.04 Notes  9
3. REVOLVING LOAN FACILITY                           9
3.01 The Loans  9
3.02 Manner of Borrowing                             9
3.03 Use of Proceeds                                10
3.04 Payment of Interest                            10
3.05 Prepayment                                     10
3.06 Notes                                          10
4. PROVISIONS RELATING TO LOANS                     11
4.01 Payment in Full                                11
4.02 Interest                                       11
4.03 Payments                                       11
4.04 Payment of Principal and Interest              12
5. REPRESENTATIONS AND WARRANTIES OF BORROWER       12
5.01 Integrated Group                               12
5.02 Corporate Existence                            12
5.03 Security Documents                             12
5.04 Corporate Authority; No Contravention          12
5.05 Binding Effect                                 13
5.06 Financial Condition                            13
5.07 Securities and Exchange Commission Filings     13
5.08 Disclosure                                     13
5.09 Taxes                                          14
5.10 Litigation                                     14
5.11 Title to Properties; Liens                     14
5.12 Indebtedness                                   15
5.13 No Default                                     15
5.14 ERISA                                          15
5.15 Investment Company Act                         15
5.16 Subsidiaries                                   15
5.17 Environmental Matters                          15
6. AFFIRMATIVE COVENANTS                            16
7. NEGATIVE COVENANTS                               16
8. CONDITIONS PRECEDENT 17
8.01 Effectiveness of Agreement; Initial Loans      17
8.02  Additional Conditions to Loans                18
9. EVENTS OF DEFAULT                                19
9.01 Events of Default                              19
9.02 Default Remedies                               21
10. GENERAL PROVISIONS                               21
10.01 Notices                                       21
10.02 Amendment; Waiver                             22
 10.03 Integration                                 22
 10.04 Successors and Assigns                      22
 10.05 Expenses; Documentary Taxes; Indemnification 23
 10.06 Counterparts                                 23
10.07 Headings                                      23
 10.08 GOVERNING LAW; SUBMISSION TO JURISDICTION    23
10.09 WAIVER OF JURY TRIAL                          24
EXHIBIT A-1 - Master Revolving Note
EXHIBIT A-2 - Monthly Master Term Note
EXHIBIT B  -  Form of Request for Advance
EXHIBIT C  -  Termination of Commitments
EXHIBIT D - Intellectual Property License Agreement
                    Amendment
EXHIBIT E-1 - Fifth Mortgage Modification and Security
                    Agreement (Brevard)
EXHIBIT E-2 - Fifth Mortgage Modification and Security
                    Agreement (Broward)
EXHIBIT F-1 - Opinion of Special Counsel to Borrower
EXHIBIT F-2 - Opinion of General Counsel to Borrower
SCHEDULE 5.09 - Taxes
SCHEDULE 5.10 - Litigation
SCHEDULE 5.16 - Subsidiaries
SCHEDULE 5.17 - Environmental Matters
SCHEDULE 6.01(c)- Indebtedness
SCHEDULE 6.01(d)- Intercompany Indebtedness










AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 17,
1995, between ENCORE COMPUTER CORPORATION, a Delaware corporation ("Borrower"), and GOULD ELECTRONICS INC., an Ohio corporation ("Lender"), which amends and restates in its entirety the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender (the "Original Agreement").
W I T N E S S E T H:

  WHEREAS, under the Original Agreement, Lender has loaned Borrower $55,000,000 which Borrower has used for (i) the repayment of principal and interest under the Amended and Restated Loan Agreement, dated as of March 31, 1992, as amended by an Amendment to Loan Agreement, dated as of April 11, 1994 (the "Revolving Credit Agreement") and (ii) general corporate purposes;
  WHEREAS, pursuant to the Master Purchase Agreement, dated as of the date hereof (the "Master Purchase Agreement"), between Lender and Borrower, the entire $50,000,000.00 principal amount of the Revolving Loan (as defined in the Revolving Credit Agreement) shall be exchanged by Lender for shares of Series F Convertible Preferred Stock of Borrower; and
  WHEREAS, Lender has agreed to make additional revolving credit loans to Borrower not to exceed $25,000,000 in aggregate principal amount outstanding at any one time in accordance with the terms hereof;
  NOW, THEREFORE, Borrower and Lender hereby agree to amend and restate the Original Agreement in its entirety as follows:
 .c1.1. DEFINED TERMS;
  .c2.1.01 Definitions;. (a) As used in this Agreement, the following terms have the following meanings:
  "Advance" shall mean each advance made by Lender to Borrower pursuant to subsection 3.01 hereof.
  "Amdahl Letter" shall mean the letter from Borrower to Lender dated March __, 1995 detailing recent developments with respect to the Amdahl Corporation.
  "Affiliate" shall mean as to any Person, any other
Person who directly or indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i) any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be, respectively, an Affiliate of Borrower. Notwithstanding the foregoing definition, in no event shall Lender or Japan Energy Corporation or any Affiliate of either be deemed to be an Affiliate of Borrower or of any of its Subsidiaries.
  "Agreement" shall mean this Amended and Restated Credit Agreement, as the same may be extended, renewed, amended, modified or supplemented from time to time.
  "Business Day" shall mean any day other than a Saturday, a Sunday, a day on which banks in New York, New York are authorized or required by law to close or a day on which Lender's corporate headquarters are closed.
  "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No.
13).
  "CERCLA" shall mean the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended.
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.
  "Consolidated Subsidiary" shall mean, as to any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.
  "Default" shall mean any of the events specified in subsection 9.01 hereof, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.
  "Encore Certificate of Designations Letter" shall mean the Encore Certificate of Designations Letter, dated December 21, 1994, from Lender to Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time
  "Encore International" shall mean Encore Computer
International, Inc., a Delaware corporation.
  "Encore Puerto Rico" shall mean Encore Computer de
Puerto Rico, Inc., a Delaware corporation.
  "Encore U.S." shall mean Encore Computer U.S., Inc., a
Delaware corporation.
  "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time.
  "ERISA Group" shall mean Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.
  "Event of Default" shall mean any one of the events specified in subsection 9.01 hereof.
  "Fifth Mortgage Modification (Brevard)" shall mean the
Fifth Mortgage Modification and Security Agreement, dated as of the date hereof, between Encore U.S. and Borrower, in the form annexed hereto as Exhibit E-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Fifth Mortgage Modification (Broward)" shall mean the
Fifth Mortgage Modification and Security Agreement, dated as of the date hereof, between Encore U.S. and Borrower, in the form annexed hereto as Exhibit E-2, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Foreign Subsidiary" shall have the meaning given to that term in the Security Agreement.
  "Fourth Amended and Restated Registration Agreement" shall mean the Fourth Amended and Restated Registration Agreement, dated as of December 21, 1994, between Lender and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Fourth Mortgage Modification (Brevard)" shall mean the
Fourth Mortgage Modification and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Fourth Mortgage Modification (Broward)" shall mean the
Fourth Mortgage Modification and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.
  "IBJ" shall mean The Industrial Bank of Japan, Limited. "Indebtedness" shall mean as to any Person at any date
(without duplication) (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (ii) all obligations of such Person to pay the deferred purchase price of property or services (other than wages), except trade accounts payable under normal trade terms and which arise, and accrued expenses incurred, in the ordinary course of business; (iii) all Capital Lease Obligations of such Person;
(iv) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (v) all obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks or other financial institutions for the account of such Person; and
(vi) all Indebtedness of others to the extent guaranteed by such Person.
  "Intellectual Property License Agreement" shall mean the Intellectual Property License Agreement, dated as of January 28, 1991, among Lender, Borrower and Encore U.S., as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Intellectual Property License Agreement Amendment No.
1" shall mean the Intellectual Property License Agreement Amendment, dated as of December 21, 1994, among Lender, Borrower and Encore U.S., as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Intellectual Property License Agreement Amendment No.
2" shall mean the Intellectual Property License Agreement Amendment, substantially in the form annexed hereto as Exhibit D, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Intellectual Property License Agreement Amendments" shall mean the collective reference to the Intellectual Property License Agreement Amendment No. 1 and Intellectual Property License Agreement Amendment No. 2.
  "Lien" shall mean, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.
  "Loan Documents" shall mean this Agreement, the Original
Notes, the Master Revolving Note, the Monthly Revolving Term Notes, the Termination Agreement, the Master Purchase Agreement (and other documents executed in connection therewith), the Security Agreement, the Security Documents, the Master Amendment Agreement, the Standstill Agreement, the Fourth Mortgage Modification (Brevard), the Fifth Mortgage Modification (Brevard), the Fourth Mortgage Modification (Broward), the Fifth Mortgage Modification (Broward), the Fourth Amended and Restated Registration Agreement, the Intellectual Property License Agreement Amendments, the Encore Certificate of Designations Letter and all documents delivered or to be delivered under or pursuant to any of the foregoing, as each of the same may be amended, modified, supplemented, extended or renewed.

  "Loans" shall mean the Revolving Loans together with the Original Loans.
  "Master Amendment Agreement" shall mean the Master
Amendment Agreement, dated as of December 21, 1994, among Lender, Borrower, Encore International, Encore U.S. and Encore Puerto Rico, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Master Purchase Agreement" shall have the meaning given to that term in the recitals to this Agreement.
  "Master Revolving Note" shall mean the Master Revolving
Note, substantially in the form annexed hereto as Exhibit A-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Maturity Date" shall mean the earlier of (a) April 16, 1996 or (b) the date, if any, upon which the Loans shall become due and payable pursuant to subsection 4.01 or 9.02 hereof.
  "Monthly Revolving Term Note" shall mean a Monthly
Revolving Term Note, substantially in the form annexed hereto as Exhibit A-2, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "Monthly Term Notes").
  "Maximum Amount of Revolving Loan" shall mean
$25,000,000.
  "Notes" shall mean the collective reference to the Master Revolving Note, the Monthly Revolving Term Notes and the Original Monthly Term Notes.
  "Obligations" shall mean all loans (including the Loans), debts, liabilities, obligations, covenants and duties of any kind and nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, the Notes or the other Loan Documents, or under any other agreement contemplated herein or therein or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise) owing to Lender by Borrower or any of its Subsidiaries, absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, but is not limited to, all interest, charges, expenses, attorneys' fees and other sums charged to Borrower or any of its Subsidiaries under this Agreement, the Notes or any other Loan Document.
  "Original Agreement" shall have the meaning given to that term in the recitals to this Agreement.

  "Original Loans" shall mean the loans in an aggregate principal amount of $55,000,000 made by Lender to Borrower pursuant to the terms of the Original Agreement as evidenced by the Original Monthly Term Notes.
  "Original Master Term Note" shall mean the Master Term
Note made by Borrower in favor of Lender pursuant to the terms of the Original Agreement.
  "Original Monthly Term Notes" shall mean each of the Monthly Term Notes made by Borrower in favor of Lender pursuant to the terms of the Original Agreement set forth below:
(i) Monthly Term Note (September 1994 Borrowings), dated
December 21, 1994, in an aggregate principal of $9,479,679.47;
(ii) Monthly Term Note (October 1994 Borrowings), dated
December 21, 1994, in an aggregate principal of $9,879,978.83;
    (iii) Monthly Term Note (November 1994 Borrowings), dated December 21, 1994, in an aggregate principal of $10,166,254.35;
    (iv) Monthly Term Note (December 1 - December 21, 1994 Borrowings), dated December 21, 1994, in an aggregate principal of $8,262,450.54;
    (v) Monthly Term Note (December 21 - December 31, 1994 Borrowings), dated December 31, 1994, in an aggregate principal of $632,340.27;
    (vi) Monthly Term Note (January 1995 Borrowings), dated January 31, 1995, in an aggregate principal of $7,632,619.45;
    (vii) Monthly Term Note (February 1995 Borrowings), dated February 28, 1995, in an aggregate principal of $5,607,777.78; and
    (vii) Monthly Term Note (March 2 - March 17, 1995 Borrowings), dated March __, 1995, in an aggregate principal of $3,338,899.31.
  "Original Notes" shall mean the Original Master Term
Note and each of the Original Monthly Term Notes.
  "Person" shall mean any corporation, natural person, joint venture, partnership, trust, unincorporated organization, government or department or agency of a government.
  "Plan" shall mean an employee benefit plan or other plan maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA.
  "Prime Rate" shall mean a fluctuating rate per annum equal to the rate of interest most recently announced by IBJ at its principal office in New York City as its prime lending rate.
  "Revolving Credit Agreement" shall have the meaning given to that term in the recitals to this Agreement.
  "Revolving Loan" shall mean loans made by Lender to Borrower pursuant to Section 3 hereof.

  "Revolving Notes" shall mean the collective reference to
the Master Revolving Note and the Monthly Revolving Term Notes.
  "Security Agreement" shall mean the Amended and Restated
General Security Agreement, dated as of January 28, 1991, among
Lender, Borrower, and Encore U.S., as amended, modified,
supplemented, extended or renewed from time to time, including, without limitation, as amended by the Master Amendment Agreement.
  "Security Documents" shall have the meaning given to
that term in the Security Agreement.
  "Standstill Agreement" shall mean the Standstill
Agreement, dated as of December 21, 1994, between Lender and
Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  "Subordinated Indebtedness" shall mean Indebtedness for
which Borrower is directly and primarily liable, in respect of which none of its Subsidiaries is contingently or otherwise
obligated and which is subordinated to the obligations of Borrower to pay principal of and interest on the Loans and the Notes
hereunder on terms, and which contains other terms (including interest, financial covenants and amortization provisions), in form and substance satisfactory to, and approved in writing by,
Lender.
  "Subordinated Loan Agreement" shall mean the
Subordinated Loan Agreement dated as of March 23, 1990 between
Borrower and IBJ as previously amended and assigned to EFI,
pursuant to an Assignment Agreement, dated as of March 27, 1992 between IBJ and EFI, as the same may hereafter be amended,
modified, supplemented, extended or renewed.
  "Subsidiary" shall mean (i) a corporation of which
Borrower owns, directly or indirectly, more than 50% of the
ordinary voting power for the election of directors and (ii) any partnership, association, joint venture or other entity in which
Borrower and/or one or more subsidiaries of Borrower has any general partnership interest or more than a 50% equity interest at the time.
  "Termination of Commitments" shall mean the Termination
of Commitments, substantially in the form annexed hereto as
Exhibit C, as the same may be amended, modified, supplemented, extended or renewed from time to time.
  (b) As used in this Agreement, the following terms have
the respective meanings assigned to such terms in the Revolving
Credit Agreement:  Capital Expenditures, Cash Flow, Debt Service
Fixed Charges Ratio, Interest Expense, Investment, Leverage Ratio,
Tangible Net Worth/Subordinated Debt and Total Liabilities.
 .c1.2. ORIGINAL LOANS;
  .c2.2.01 The Original Loans;.  Subject to the terms and
conditions of this Agreement, the Original Loans shall be
continued hereunder in an amount equal to an aggregate principal amount of $55,000,000 and the Maturity Date with respect thereto shall be extended in accordance with the terms hereof.
  .c2.2.02 Payment of Interest;.  Borrower shall accrue
monthly in arrears on the first Business Day of the next
succeeding calendar month, interest on the average daily unpaid principal amount on each Original Monthly Note outstanding during the prior month, at a rate set forth below based on the number of days from the date of issuance of such Original Monthly Note to and including the Maturity Date or such earlier date as prepaid in accordance with Section 2.03.  In addition, Borrower shall pay, on the date of any prepayment of the principal amount of the Original
Loans, accrued interest on the amount prepaid to the date of prepayment with interest being recalculated on the principal amount thereof based on the number of days from the date of
issuance of such Original Monthly Note to and including the date of prepayment. Interest hereunder and under the Original Monthly
Notes shall be computed on the actual number of days elapsed over a year comprised of 360 days.
30 days or less  Prime Rate plus 1%
31-60 days   Prime Rate plus 1-1/8%
   61-90 days   Prime Rate plus 1-1/4%
   91-120 days   Prime Rate plus 1-3/8%
   121-150 days       Prime Rate plus 1-1/2%
   151-180 days       Prime Rate plus 1-5/8%
   181 and over       Prime Rate plus 2%.
  .c2.2.03 Prepayment;.  From time to time Borrower may
prepay any Original Monthly Note, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to Lender, specifying the date (which shall be the last
Business Day of a month) and amount of prepayment, provided, however, that any partial prepayment shall be in a minimum
principal amount of the lesser of (i)-$500,000 or an integral multiple thereof or (ii) the entire unpaid principal amount of such Original Monthly Note then outstanding.  Any and all amounts prepaid by Borrower pursuant to this subsection shall be applied first to reduce accrued interest and then to outstanding principal amount of the Original Monthly Note or Original Monthly Notes
selected to be prepaid by Borrower. Amounts which are prepaid may not be reborrowed.
  .c2.2.04 Notes;.  The Original Loans shall be evidenced
by the Original Monthly Notes which represent the continuing obligation of Borrower to pay Lender the amounts to be paid
thereunder in accordance with the terms hereof.  Each payment and prepayment hereunder shall be recorded by Lender on the schedule attached to the Original Monthly Note applicable thereto;
provided, however, that no failure to make such notation shall in any way modify the obligation of Borrower to repay any of its
Obligations under this Agreement and the Original Monthly Notes.
 .c1.3. REVOLVING LOAN FACILITY;
  .c2.3.01 The Loans;.  Subject to the terms and
conditions of this Agreement, Lender agrees to make Advances under the Revolving Loan to Borrower upon its request from time to time, provided the aggregate of all Advances outstanding at any one time hereunder shall at no time exceed the Maximum Amount of the
Revolving Loan then in effect.  Within the limits of the Maximum
Amount of the Revolving Loan, Borrower may borrow, repay or prepay and reborrow the Revolving Loan pursuant to this Section 3.
  .c2.3.02 Manner of Borrowing;.  Unless otherwise agreed
to by Lender, each Advance shall be in the amount of Five Hundred
Thousand Dollars ($500,000) or a whole multiple of One Hundred
Thousand Dollars ($100,000) in excess of that amount and shall be made on notice from Borrower to Lender given not later than 12:00
(noon) New York City time two (2) Business Days prior to the date of the proposed Advance.  Each such notice of a requested Advance shall be by telephone, confirmed immediately by the delivery by hand or facsimile to Lender of a Request for Advance, in the form annexed hereto as Exhibit B, properly completed, specifying
therein the requested date (which must be a Business Day) and amount of such Advance and certifying that (a) there is no Default or Event of Default under this Agreement and (b) the total amount of all the outstanding Revolving Loans does not exceed the Maximum
Amount of the Revolving Loan (a "Request for Advance").  The
information set forth in such Request for Advance shall be
conclusive against Borrower (but not against Lender).  Each
Request for Advance by Borrower hereunder shall be deemed a
representation by Borrower to Lender that the conditions to such
Advance set forth in Section 8 hereof have been satisfied.  Not later than 3:00 p.m. New York City time on the date such Advance is requested to be made and upon fulfillment of the applicable conditions set forth in this Agreement to the satisfaction of
Lender, Lender will make such Advance available to Borrower by wire transfer of the amount of such Advance to Borrower's account at The Industrial Bank of Japan, Limited, New York Branch (Account No.-2051-14033, Attention:--Ms. Monica Biereder) or to such other account as Borrower may from time to time designate.
  .c2.3.03 Use of Proceeds;.  All proceeds of the Loans
shall be used by Borrower for (i) working capital purposes in the ordinary course of Borrower's business and (ii) general corporate purposes.
  .c2.3.04 Payment of Interest;.  Borrower shall accrue
monthly in arrears on the first Business Day of the next
succeeding calendar month, interest on the average daily unpaid principal amount on each Revolving Note outstanding during the prior month, at a rate set forth below based on the number of days from the date of issuance of such Revolving Note to and including the Maturity Date or such earlier date as prepaid in accordance with Section 3.05, provided, that interest on the Master Revolving
Note shall be paid at the Prime Rate plus 1%.  In addition,
Borrower shall pay, on the date of any prepayment of the principal amount of the Loans, accrued interest on the amount prepaid to the date of prepayment with interest being recalculated on the
principal amount thereof based on the number of days from the date of issuance of such Revolving Note to and including the date of prepayment.  Interest hereunder and under the Revolving Notes shall be computed on the actual number of days elapsed over a year comprised of 360 days.
30 days or less  Prime Rate plus 1%
31-60 days   Prime Rate plus 1-1/8%
   61-90 days   Prime Rate plus 1-1/4%
   91-120 days   Prime Rate plus 1-3/8%
   121-150 days       Prime Rate plus 1-1/2%
   151-180 days       Prime Rate plus 1-5/8%
   181 and over       Prime Rate plus 2%.
  .c2.3.05 Prepayment;.  From time to time Borrower may
prepay any Revolving Note, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to
Lender, specifying the date (which, in the case of a Monthly
Revolving Term Note, shall be the last Business Day of a month)
and amount of prepayment, provided, however, that any partial prepayment shall be in a minimum principal amount of the lesser of
(i)-$500,000 or an integral multiple thereof or (ii) the entire unpaid principal amount of such Revolving Note then outstanding.
Any and all amounts prepaid by Borrower pursuant to this
subsection shall be applied first to reduce accrued interest and then to outstanding principal amount of the Revolving Note or
Revolving Notes selected to be prepaid by Borrower.
  .c2.3.06 Notes;.  Each Advance shall be initially
evidenced by a single Master Revolving Note payable to the order of Lender.  On the first Business Day of each month, commencing with April 1995, the aggregate principal amount of the Advances made during the previous month, if any, together with interest thereon evidenced by the Master Revolving Note shall, upon
execution by Borrower of a Monthly Revolving Term Note (with respect to such month) payable to the order of Lender, be
evidenced by such Monthly Revolving Term Note and no longer be evidenced by the Master Revolving Note.  Each borrowing,
prepayment and transfer between the Master Revolving Note and a
Monthly Revolving Term Note hereunder shall be recorded by Lender on the schedule attached to the Revolving Note or Revolving Notes applicable thereto; provided, however, that no failure to make such notation shall in any way modify the obligation of Borrower to repay any of its Obligations under this Agreement and the
Revolving Notes.
 .c1.4. PROVISIONS RELATING TO LOANS;
  .c2.4.01 Payment in Full;.  Borrower may terminate this
Agreement without penalty by paying to Lender the full unpaid principal amount of the Loans outstanding, all interest due and owing thereon, and any other amounts due and owing hereunder and by delivering written notice of such termination to Lender.  Any such notice by Borrower shall be irrevocable.
  .c2.4.02 Interest;.
   (a) If an Event of Default shall occur and so long
as such Event of Default shall continue, whether or not the
maturity of any Obligation has been accelerated, the rate of interest then applicable to the Loans shall immediately be
increased by an additional two percent (2%) per annum above the interest rate otherwise then in effect hereunder.
   (b)  Anything in this Agreement or in the Notes to
the contrary notwithstanding, the obligation of Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be paid to Lender to the extent that the charging or receipt thereof would not be permissible under applicable law.  Any such amount of interest that is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by Borrower to Lender as additional interest on the earliest date or dates on which any interest is payable hereunder and on which the receipt of such additional interest is permissible under applicable law.
  .c2.4.03 Payments;.  All payments to be made hereunder
(whether of principal, interest, legal expenses, fees, costs, indemnities or otherwise) by Borrower to Lender shall be made in immediately available funds not later than 12:00 (noon), New York
City time to Lender at its account at National City Bank,
Cleveland, Ohio (Account No.-2530806, Attention:--Gould
Electronics Inc.) or to such other account as Lender may from time to time designate and shall be made free and clear of all present or future taxes, levies, imposts, deductions, charges or
withholdings imposed by any governmental authority and without deduction, diminution, offset or counterclaim.
  .c2.4.04 Payment of Principal and Interest;.  The full
amount of the outstanding principal and all accrued but unpaid interest on the Loans and all other amounts due and owing shall be paid to Lender on the Maturity Date.
 .c1.5. REPRESENTATIONS AND WARRANTIES OF BORROWER;
  Borrower represents and warrants to Lender that:
  .c2.5.01 Integrated Group;.  Borrower and its
Subsidiaries are engaged as an integrated group in the business of manufacturing, distributing, selling and leasing computer hardware and software and related products and servicing customer needs in respect thereof, and in furnishing the required supplies,
services, equipment, credit and other facilities for such
integrated operation.  The Borrower and each of its Subsidiaries expects to derive benefit, directly or indirectly, from the Loans, both in its separate capacity and as a member of the integrated group, since the successful operation of Borrower and each of its
Subsidiaries is dependent on the continued successful performance of the functions of the integrated group as a whole.
  .c2.5.02 Corporate Existence;.  The Borrower and each
of its Subsidiaries (a)-is a corporation duly organized and
validly existing under the laws of the jurisdiction of its
incorporation; (b)-has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c)-is qualified to do business in all jurisdictions in which the nature of the
business conducted by it makes such qualification necessary and where failure so to qualify, singly or in the aggregate, would have a material adverse effect on its financial condition,
operations or business.
  .c2.5.03 Security Documents;.  Each of the
representations and warranties made by Borrower or any of its
Subsidiaries in each of the Security Documents is true and
complete in all material respects on the date hereof with the same effect as if made on the date hereof and borrower hereby confirms and acknowledges that, without the necessity of any further action by any party (other than the filing of the Fifth Mortgage
Modification (Brevard) and Fifth Mortgage Modification (Brevard)),
the Liens granted by Borrower in favor of Lender pursuant to the
Loan Documents (a) are unimpaired and continue to be fully
perfected security interests in favor of Lender and (b) continue to constitute collateral security for Borrowers Obligations to
Lender under the Loan Documents.
  .c2.5.04 Corporate Authority; No Contravention;.  The
execution, delivery and performance of this Agreement, the Notes, the Loan Documents and all other instruments and documents to be delivered by Borrower or any of its Subsidiaries hereunder or thereunder and the creation of all Liens created under the Loan
Documents are within Borrower's or its respective Subsidiaries'
corporate power, have been duly authorized by all necessary or proper corporate action (including the consent of stockholders where required), are not in contravention of any agreement or indenture to which Borrower or any of its Subsidiaries is a party or by which it or any of them is bound, or of the Articles of
Incorporation or By-Laws of Borrower or any of its Subsidiaries,
and are not in contravention of any provision of law and the same do not require the consent or approval of any governmental body, agency, authority or any other Person which has not been obtained and a copy thereof furnished to Lender.
  .c2.5.05 Binding Effect;.  This Agreement and each of
the other Loan Documents have been duly executed and delivered on behalf of Borrower and each of its Subsidiaries who are parties thereto and this Agreement, the Notes and each of the other Loan
Documents when executed and delivered by Borrower or any
Subsidiary, as the case may be, will constitute, legal, valid and binding obligations of Borrower and such Subsidiary, each
enforceable against the Borrower or such Subsidiary, as the case may be, in accordance with its respective terms.
  .c2.5.06 Financial Condition;.  The consolidated
balance sheets of the Borrower and its Consolidated Subsidiaries as at September 30, 1994, and the related statements of income and cash flows for the nine months ended on such date, included in
Borrower's Report on Form 10-Q for the quarter ended September 30,
1994, which has been filed with the Securities and Exchange
Commission comply with the requirements of Form 10-Q, are correct and present fairly the financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations for the nine months then ended
(subject to normal year-end audit adjustments).  All such
financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied
consistently throughout the periods involved.  Except as disclosed
(a) in the Amdahl Letter and (b) in that Form 10-Q, since December
31, 1993, there has been no material adverse change in the
consolidated financial condition, operations or business of
Borrower and its Subsidiaries taken as a whole.
  .c2.5.07 Securities and Exchange Commission Filings;. Borrower's annual report on Form 10-K for the year ended December 31, 1993, its quarterly report on Form 10-Q for the period ended
September 30, 1994 and its definitive proxy statement dated May
13, 1994, each as filed with the Securities and Exchange
Commission, each (a) contains all the information it is required by the applicable form or rules promulgated by the Securities and
Exchange Commission to contain, and (b) does not include a
misstatement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the
circumstances under which they were made, not misleading.
  .c2.5.08 Disclosure;.  Except as described in the
Amdahl Letter, no representation or warranty made by Borrower or any of its Subsidiaries in this Agreement, any other Loan Document or in any other document furnished from time to time in connection herewith or therewith contains, or will contain, any
misrepresentation of a material fact or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading.  Except as described in the Amdahl Letter, there is no fact known to Borrower which materially adversely affects, or which reasonably could be expected in the future to materially adversely affect, the business, operations, or
financial condition of Borrower or any of its Subsidiaries or the ability of Borrower or any of its Subsidiaries to perform its obligations under this Agreement or any other Loan Document to which Borrower or any of its Subsidiaries is a party.
  .c2.5.09 Taxes;.  Except as set forth on Schedule 5.09
annexed hereto, (i)-Borrower and its Subsidiaries have filed or will cause to be filed when due (taking account of extensions) all tax returns (Federal, State or local) required to be filed and paid all taxes shown thereon to be due including interest and penalties or has provided adequate reserves therefor; (ii)-no material assessments which are not reserved against and are unpaid have been made against Borrower or any of its Subsidiaries by any taxing authority nor has any claim of any penalty or deficiency been made by any such authority and (iii)-no Federal or other income tax return of Borrower is presently being examined by the
Internal Revenue Service or any State or local tax authority nor are the results of any prior examination by the Internal Revenue
Service or any State or local tax authority being contested by
Borrower.
  .c2.5.10 Litigation;.  Except as set forth on Schedule
5.10 annexed hereto, no action, suit, proceeding or investigation is now pending or, to the knowledge of Borrower, is threatened against Borrower or any of its Subsidiaries or any of their
respective property at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of the Federal or State government or of any municipal government or any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which, if adversely determined, may have a
material adverse impact on the financial condition or business of
Borrower and its Subsidiaries, taken as a whole, or could
materially impair the ability of Borrower or any of its
Subsidiaries to perform its Obligations hereunder or under the
Loan Documents to which it is a party (except as disclosed in
Borrower's annual report on Form 10-K for the year ended
December-31, 1993, or its quarterly report for the period ended
September 30, 1994, in either case as filed with the Securities
Exchange Commission, or on Schedule 5.10 annexed hereto) or (b)
which questions or would question the validity of this Agreement or any of the Loan Documents to which Borrower or any of its
Subsidiaries is a party.
  .c2.5.11 Title to Properties; Liens;.  Borrower and
each of its Subsidiaries has good title to all of its respective assets free and clear of any Lien except Liens in favor of Lender,
Liens permitted under Article 5.05 of the Security Agreement and other Liens in favor of Lender.  Borrower and each of its
Subsidiaries possesses, or has the entitlement to use, all
trademarks, trade names, trade styles, copyrights and patents necessary to enable Borrower and its Subsidiaries to conduct their respective businesses as they are presently being conducted or as
Borrower intends that they be conducted hereafter without any infringement or conflict with the rights of any other Person.
  .c2.5.12 Indebtedness;.  Upon consummation of the
transactions contemplated hereunder, neither Borrower nor any of its Subsidiaries will have outstanding any Indebtedness, other than Indebtedness permitted under Section 7.01(c) hereof.  Neither
Borrower nor any of its Subsidiaries has any contingent or long term liability or commitment which would materially adversely affect its business or its financial condition that has not been disclosed to Lender in writing.
  .c2.5.13 No Default;.  Neither Borrower nor any of its
Subsidiaries is in violation of, or in default under, any
provision of any material contract or agreement to which it is a party or is bound.  No Default or Event of Default has occurred and is continuing.
  .c2.5.14 ERISA;.  Each member of the ERISA Group has
fulfilled its obligations under the minimum funding standards of
ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has not incurred any liability to the Pension Benefit Guaranty Corporation or a Plan under Title IV of ERISA.
  .c2.5.15 Investment Company Act;.  Neither Borrower nor
any of its Subsidiaries is an "investment company," or an
"affiliated person" of, or a "promoter" or "principal underwriter"
for, an "investment company," as such terms are defined in the
Investment Company Act of 1940, as amended.
  .c2.5.16 Subsidiaries;.  Schedule 5.16 annexed hereto
states the name of each of Borrower's Subsidiaries, its
jurisdiction of incorporation and the percentage of its voting stock owned by Borrower and/or its Subsidiaries.  Borrower and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien, other than the Liens in favor of Lender.
All such shares have been duly issued and are fully paid and non-assessable. Encore International has no assets other than its ownership of the Subsidiaries shown on Schedule 5.16.  Encore
Puerto Rico has no assets (other than certain intercompany
receivables and cash balances which do not exceed in the aggregate $16,800,000) and conducts no business.
  .c2.5.17 Environmental Matters;.  Except as described
on Schedule 5.17 annexed hereto, Borrower and each of its
Subsidiaries have complied in all material respects with, and are currently in compliance in all material respects with, all
environmental laws, ordinances, orders or decrees of any state,
Federal, municipal or other governmental authority, including any
Federal, state or local governmental law, the failure to comply with which would singly or in aggregate have a material adverse effect on the consolidated financial condition, operations,
business or prospects of Borrower and its Subsidiaries or on
Borrower's or any Subsidiary's ability to perform its Obligations under this Agreement or any other Loan Document to which it is a party; no solid or hazardous or toxic wastes or hazardous
substances (as defined in CERCLA, and the Superfund Amendments and Reauthorization Act of 1986, as amended, or under any successor or similar law or any applicable state or local law) are processed, discharged, stored, treated, disposed of, or managed at any
facility owned, leased or operated by Borrower or any of its
Subsidiaries or, at the request or behest of Borrower or any
Subsidiary, at any adjoining site, so as to require a license, permit or authorization of any type from any governmental
authority other than licenses which have been obtained or where the failure to obtain such licenses could not have a material adverse effect on Borrower and its Subsidiaries, taken as a whole.
No claim has been made against Borrower or any of its Subsidiaries or, to the best of Borrower's knowledge, against any predecessor in respect of any "facility" owned, leased or operated by it, under CERCLA as amended and in effect, or under a Federal, state, local or municipal statute, ordinance or regulation in respect of the environment, or by the Environmental Protection Agency or by any Federal, state, local or municipal enforcement agency having jurisdiction over the protection of the environment, or by any private Person bringing an action in respect of or under any law designed to protect the environment.
 .c1.6. AFFIRMATIVE COVENANTS;   (a)  Section 6 of the
Revolving Credit Agreement is incorporated herein by reference in its entirety, as Sections 6.01 through 6.08 hereof, with the same effect as though set forth at length herein.
  (b) Within fourteen days of the date of this Agreement, Borrower shall deliver to Lender endorsements to existing mortgagee policies issued by Chicago Title Insurance Company in favor of Lender with respect to the properties covered by the Fifth Mortgage Modification (Brevard) and the Fifth Mortgage
Modification (Broward) in form and substance satisfactory to Lender.
 .c1.7. NEGATIVE COVENANTS;
  (a) Section 7 of the Revolving Credit Agreement is incorporated herein by reference in its entirety as Sections 7.01 through 7.12 hereof with the same effect as though set forth at length herein; provided, that Lender hereby waives any Default or Event of Default resulting solely from the failure by Borrower to comply with Section 7.12(a),(b),(c) and (e) from December 31, 1994 to and including December 31, 1995.
  (b) The proceeds of the Revolving Loans will not be used for any purpose other than (i) to fund ordinary needs of Borrower and its Subsidiaries or (ii) for general corporate purposes.
 .c1.8. CONDITIONS PRECEDENT;
  .c2.8.01 Effectiveness of Agreement; Initial Loans;.
As conditions precedent to the effectiveness of this Agreement and the making of the initial Revolving Loan, Borrower shall deliver to Lender the following documents duly executed and in form and substance satisfactory to Lender and its counsel:
  (a) this Agreement;
  (b) the Master Revolving Note;
   (c) the Termination of Commitments;
  (d) the Intellectual Property License
Agreement Amendment No. 2;
(e)  Fifth Mortgage Modification (Brevard);
(f)  Fifth Mortgage Modification (Brevard);
  (g) Master Purchase Agreement and all documents executed and delivered in connection therewith;
  (h) all Intellectual Property (as defined in the Intellectual Property License Agreement) shall have been placed in escrow in accordance with the terms of paragraph 3 of the Intellectual Property Agreement; and
  (i) a certificate from an appropriate officer of Borrower certifying that, to the best knowledge of such officer, (i)-the representations and warranties contained in Article-5 of this Agreement are true and complete in all material respects as of the date hereof with the same effect as though made on that date and (ii) no Default or Event of Default has occurred and is continuing or would result from the execution or delivery of this Agreement, the Master
Revolving Note or any other Loan Document and the transactions contemplated hereby and thereby;
  (j) a certificate from an appropriate officer of each of Encore U.S. and Encore International certifying that, to the best knowledge of such officer, the representations and warranties contained in each of the Loan Documents to which the relevant aforementioned entity is a party, after giving effect to this Agreement and the agreements contemplated hereby, are true and complete in all material respects as of the date hereof;
  (k) a Secretary's Certificate or an Assistant
Secretary's Certificate for each of Borrower and Encore
U.S., certifying (i)-the corporate resolutions of the Board of Directors of each entity authorizing the transactions contemplated by this Agreement and each of the documents referred to in this Section-8.01 to which each is a party, (ii)-that there have been no changes to the By-Laws of each entity since December 21, 1994, and that such By-Laws remain in full force and effect, and
(iii)-that there have been no changes to the Certificate of Incorporation of each entity since delivery of such Certificate of Incorporation to Lender on or about
December 21, 1994;
  (l) good standing certificates for the
following entities in the following jurisdictions:
 (i) Encore - Delaware; and
 (ii) Encore U.S. - Delaware, Florida and
Massachusetts;
  (m) an opinion by Messrs. Weil, Gotshal &
Manges, special counsel to Borrower, in substantially the form annexed hereto as Exhibit F-1;
  (n) an opinion by Mary Macomber, Esq., general counsel to Borrower, in substantially the form annexed hereto as Exhibit F-2;
  (o) a certificate of Borrower's Secretary or Assistant Secretary as to the incumbency of the officers executing this Agreement, the Notes and any other documents required hereby;
  (p) a certificate of the Secretary or
Assistant Secretary of Encore U.S. certifying as to the incumbency of the officers executing the agreements required to be executed hereby to which it is a party;
  (q) such other documents and instruments as Lender may reasonably request.
  .c2.8.02 Additional Conditions to Loans;. The following additional conditions shall be satisfied as conditions precedent to the effectiveness of this Agreement and making of each Revolving Loan, including the initial Revolving Loan:
   (i) on the first Business Day of each
month, commencing with April 1995, Lender shall have received a Monthly Revolving Term Note (with respect to
Revolving Loans, if any, made during the previous month) payable to the order of Lender substantially in the form of Exhibit A-2;
   (ii) no Default or Event of Default shall have occurred and be continuing;
   (iii) all representations and warranties of Borrower herein shall be true and complete in all material respects at the date of such Revolving Loan with the same effect as though made on that date except to the extent such representations and warranties are made only as of a specific earlier date; and
   (iv) Borrower shall have delivered to
Lender such other documents and instruments as Lender may reasonably request.
 .c1.9. EVENTS OF DEFAULT;
  .c2.9.01 Events of Default;. Each of the following shall constitute an Event of Default:
  (a) Borrower shall fail to make payment when due of any Obligation (other than interest) under this Agreement or any of the Notes or Borrower shall fail to make payment of any interest under this Agreement or any of the Notes within five (5) days of the date due; or
  (b) (i) Borrower shall fail to comply with any covenant contained in Section-6.02 to 6.08 or Section-7 of this Agreement or in Section 6 of the Pledge
Agreement; or (ii) Borrower or Encore U.S. shall fail to comply with any covenant contained in Articles 4 or 5 of the Security Agreement; or (iii) any Subsidiary shall fail to comply with any covenant contained in the Subsidiary Guaranty or in Section-6 of any Subsidiary
Pledge Agreement (as the terms Pledge Agreement,
Subsidiary Guaranty and Subsidiary Pledge Agreement are defined in the Security Agreement) or any such covenant as to which it has agreed to be bound, and any such failure referred to in clauses (i), (ii) or (iii) shall continue for a period of five (5) days; or
  (c) Borrower or any Subsidiary shall fail to comply with any term, condition or covenant, of or in this Agreement or in any other Loan Document except for any failure covered by (a) or (b) above, and any such failure (if capable of remedy) continues for a period of fifteen (15) days after notice thereof from Lender to Borrower; or
  (d) Any representation or warranty made or deemed made by Borrower in this Agreement or by Borrower or any Subsidiary in any other Loan Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto, shall be false or misleading in any material respect on any date as of which made; or
  (e) Borrower or any Subsidiary shall become insolvent, make an assignment for the benefit of its creditors, suspend business or any voluntary or involuntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, relief of debtors or reorganization, shall be commenced with regard to Borrower or any Subsidiary; or
  (f) A receiver shall be appointed for all or any material portion of the assets of Borrower or any Subsidiary; or
  (g) One or more judgments for more than an aggregate of One Hundred Thousand Dollars ($100,000) or its equivalent in foreign currencies shall be entered against Borrower or any Subsidiary and shall not be stayed, vacated, bonded, paid, or discharged within thirty (30) days, except a judgment where the claim is fully covered by insurance and the insurance company has accepted liability therefor; or
  (h) Any "Reportable Event" as defined under
Title IV of ERISA occurs which Lender in good faith reasonably determines could constitute grounds for the termination of any Plan thereby resulting in liability to Borrower or the Pension Benefit Guaranty Corporation in excess of One Hundred Thousand Dollars ($100,000), or if the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or
  (i) Borrower or any Subsidiary shall fail to pay any amount due with respect to any Indebtedness having an outstanding aggregate principal amount in excess of One Hundred Thousand Dollars ($100,000) or its equivalent in a foreign currency (other than Indebtedness hereunder) or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Indebtedness or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or is required to be prepaid, prior to the stated maturity thereof; or
  (j) Any Federal tax Lien is filed of record against Borrower and is not discharged within thirty
(30) days; or
  (k) Borrower's independent public accountants shall refuse to deliver an unqualified opinion with respect to the financial statements required by this Agreement; provided, that delivery of such an opinion with an emphasis of a matter similar to the opinions delivered prior to the date hereof shall not constitute an Event of Default; or
  (l) There shall occur after the date hereof any material violation by Borrower or any Subsidiary of the Borrower of any Federal, State, local or municipal law, statute, ordinance, rule or regulation designed to protect the environment; or
  (m) The termination of employment of Kenneth
Fisher as Chief Executive Officer and Chairman of the
Board of Directors of Borrower without the prior written consent of Lender.
  .c2.9.02 Default Remedies;. Upon the occurrence of any Event of Default, Lender may declare the Loans and all other
Obligations to be immediately due and payable, whereupon the same shall become so due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived; provided, however, that if the Event of Default set forth in clause (e) of subsection 9.01 shall occur, then without any notice to Borrower or any other act by Lender the Loans and all other Obligations shall become immediately due and payable. Upon the occurrence of any Event of Default, in addition to all of its other rights under this Agreement, the Security
Agreement and the other Loan Documents, Lender shall have any and all rights available to it by operation of law or otherwise (which rights shall be cumulative).

 .c1.10. GENERAL PROVISIONS;
    .c2.10.01 Notices;.  Except as otherwise provided herein,
any notice or other communication required or permitted to be given under this Agreement must be in writing and will be deemed effective when delivered in person or sent by facsimile, if promptly confirmed in writing, or on the third business day after the day on which mailed by first class mail, postage prepaid, from within the United States of America, to the following addresses:
  If to Lender:
   Gould Electronics Inc.
   35129 Curtis Boulevard
   Eastlake, Ohio  44095
   Attention:  Thomas N. Rich
   Facsimile Number: (216) 953-5014
  With a copy to:
   David W. Bernstein, Esq.
   Rogers & Wells
   200 Park Avenue
   New York, New York  10166
   Facsimile Number: (212) 878-8375
  If to Borrower:
   Encore Computer Corporation
   6901 West Sunrise Boulevard
   Fort Lauderdale, Florida  33313
   Attention:  T. Mark Morley, Chief Financial Officer
   Facsimile Number: (305) 797-5719
  With a copy to:
   Warren T. Buhle, Esq.
   Weil, Gotshal & Manges
   767 Fifth Avenue
   New York, N.Y.  10153
   Facsimile Number:  (212) 310-8007


 .c2. 10.02 Amendment; Waiver;.  No provision of this
Agreement may be amended, modified or waived except in writing signed by the party to be charged. No failure by Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor preclude any other or future exercise thereof.
 .c2. 10.03 Integration;. This Agreement and the other agreements to which it refers constitute the complete agreement between Lender and Borrower with respect to the Loans. This Agreement replaces any and all proposals, commitments, promises or other agreements with respect to the affording by Lender to Borrower or any of its Subsidiaries of the Loans or any other loans to be used for the same purposes as the Loans. Nothing contained in this Agreement, however, shall limit Borrower's obligations under any Loan Document (including, without limitation, the Security Agreement) or shall affect the rights or obligations of the Lender or the Borrower under the Intellectual Property License Agreement).
 .c2. 10.04 Successors and Assigns;. This Agreement shall be binding upon and shall be enforceable by Borrower, Lender and their respective successors, except that Borrower shall have no right to assign any of its rights or delegate any of its obligations hereunder. Lender may assign to any Affiliate of Lender (or to any financial institution, with the consent of Borrower which consent shall not be unreasonably withheld) all or any part of, or any interest (undivided or divided) in, Lender's rights and benefits under this Agreement, and to the extent of that assignment such assignee shall have the same rights and benefits against Borrower hereunder as it would have had if such assignee were Lender hereunder; provided, such assignment does not result in any increase in Borrower's costs under this Agreement or any of the Notes.
 .c2. 10.05 Expenses; Documentary Taxes; Indemnification;.
  (a) Borrower shall reimburse Lender for all out-of-pocket expenses of Lender, including without limitation the disbursements and reasonable fees of counsel, incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the recordation and perfection of any Lien granted to Lender thereunder, (ii)-the disbursement of the Loans, (iii) any amendment, waiver, modification or supplement to this Agreement or any other Loan Document, (iv) any prepayment, refinancing or other restructuring of the Loans, and (v) the administration and enforcement of this Agreement or any other Loan Document. Such expenses shall be reimbursed on demand whether or not Lender gives notice of an Event of Default or demands acceleration of the Loans or takes any other action to enforce the provisions of this Agreement or of any other Loan Document. Borrower shall indemnify Lender against any fees, transfer taxes, documentary, intangible, personal property or other taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other Loan Document or in connection with the perfection or recording of any Lien granted to Lender under the Security Agreement or any of the Security Documents.
   (b) Borrower agrees to indemnify Lender and hold
Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by Lender in connection with any investigative, administrative or judicial proceeding (whether or not Lender shall be designated a party thereto) relating to or arising out of this Agreement or any of the other Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that Lender shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.
 .c2. 10.06 Counterparts;. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.
  .c2.10.07 Headings;. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction hereof.

 .c2. 10.08 GOVERNING LAW; SUBMISSION TO
JURISDICTION;. THIS AGREEMENT AND THE NOTES AND ALL TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. IF ANY SUIT IS INSTITUTED BY LENDER TO ENFORCE THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF AND TO THE LAYING OF VENUE IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO TRANSFER OR CHANGE THE VENUE FROM ANY SUCH
COURT IN THE STATE OF NEW YORK OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER IN ACCORDANCE WITH THIS AGREEMENT OR ANY OF THE NOTES. IN ANY ACTION WHICH MAY BE INSTITUTED AGAINST IT ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING THEREOF BY REGISTERED OR CERTIFIED MAIL TO THE ADDRESS SET FORTH IN SUBSECTION 10.01 ABOVE.
  .c2.10.09 WAIVER OF JURY TRIAL;.  EACH OF LENDER
AND BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES
ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT
OR ANY OF THE NOTES.  BORROWER ACKNOWLEDGES THAT THE
PROVISIONS OF THIS SUBSECTION HAVE BEEN BARGAINED FOR AND
THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION
HEREWITH.
  IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first written above.

                               ENCORE COMPUTER CORPORATION

                                         By:ROBERT P. WATSON
                                            Robert P. Watson
                                    Title:  Vice President


                                GOULD ELECTRONICS INC.

                                         By:  MICHAEL C. VEYSEY
                                              Michael C. Veysey
                                       Title: SeniorVice President

      Exhibit A-1
MASTER REVOLVING NOTE
$25,000,000

New York, New York
March 17, 1995
  FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Amended and Restated Credit Agreement, dated as of March 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans not evidenced by Monthly Revolving Term Notes, all in accordance with the Loan Agreement.
  Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.
  In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.
  All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.
  The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Revolving Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.
  All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.
  This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.
  Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.


       ENCORE COMPUTER CORPORATION
       By:  ROBERT P. WATSON
       Title:  VICE PRESIDENT

FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.



SCHEDULE OF LOANS
!--------------------------------------------------------------!
!            !         Principal   !  Prepayment  ! Outstanding!
!Date of Loan! Amount of Loan ! of Principal! Balance ! !------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!




              Exhibit A-2
MONTHLY REVOLVING TERM NOTE
[MONTH, YEAR]
$_____________New York, New York
____________ __, 1995
  FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Amended and Restated Credit Agreement, dated as of March 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of ________________________ DOLLARS ($_______________), all
in accordance with the Loan Agreement.
  Borrower promises to pay interest on the unpaid principal
amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.
  In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.
  All payments of principal and interest hereunder shall be
made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.
  The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Revolving Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.
  All payments to be made hereunder shall be made free and
clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.
  This Note is subject to prepayment, and its maturity is
subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.
  Borrower and all other parties who, at any time, may be
liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.
       ENCORE COMPUTER CORPORATION
       By:
       Title:
FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.


SCHEDULE OF LOANS
!--------------------------------------------------------------!
!            !         Principal   !  Prepayment  ! Outstanding!
!Date of Loan! Amount of Loan ! of Principal! Balance ! !------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!
!------------!---------------------!--------------!------------!




                  Exhibit B
Gould Electronics Inc.
35129 Curtis Boulevard
Eastlake, Ohio  44095
Attention:  John Monaco
Re:       Request for Advance
          Pursuant to Subsection 3.02 of the Amended and Restated Credit Agreement, dated as of March 17, 1995, between Encore Computer Corporation and Gould Electronics Inc. (the "Loan Agreement"), the undersigned hereby gives you irrevocable notice that it requests that an Advance in the amount of -
Dollars ($               ) be made on -                   -.
          We hereby confirm that (i) all representations and warranties contained in Section 5 of the Loan Agreement are true and complete in all material respects on the date hereof with the same effect as if made on the date hereof, (ii) that no Default or Event of Default exists under the Loan Agreement as of the date hereof and (iii) the aggregate principal amount outstanding of all Revolving Loans, after giving effect to the request for Advance herein, does not exceed the Maximum Amount of Revolving Loans.
          Capitalized terms used herein but not defined shall have the respective meanings given to them in the Loan Agreement.
           Dated this ---- day of -                 -.
                                      ENCORE COMPUTER CORPORATION
                                      By:
                                         Name:
                                         Title:





                        Exhibit C
TERMINATION OF COMMITMENTS
          TERMINATION OF COMMITMENTS, dated as of March 17, 1995 (the "Agreement"), between ENCORE COMPUTER CORPORATION, a Delaware corporation (the "Borrower"), and GOULD ELECTRONICS INC., an Ohio corporation, as lender (the "Lender").
W I T N E S S E T H :
          WHEREAS, the Borrower and the Lender (as successor to Gould Inc.) are parties to an Amended and Restated Loan Agreement dated as of March-31, 1992 (as heretofore amended, the "Loan Agreement", and capitalized terms defined in the Loan Agreement are used herein as therein defined);
          WHEREAS, pursuant to a Master Purchase Agreement, dated as of the date hereof, between the Lender and the Borrower, the entire $50,000,000.00 principal amount of the Revolving Loan shall be exchanged by the Lender for shares of Series F Convertible Preferred Stock of the Borrower (the "Recapitalization");
          WHEREAS, the parties hereto wish to terminate the commitments of the Lender under the Loan Agreement; and
          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:
          SECTION 1. Termination of Commitments. Notwithstanding any provisions of the Loan Agreement to the contrary, the parties hereto hereby agree to terminate the commitment of the Lender to make Advances under Section 2.01 of the Loan Agreement. Notwithstanding any provisions of the Loan Agreement to the contrary, the Lender shall not have any obligations to make any loans or extensions of credit to the Borrower under the Loan Agreement.
          SECTION 2. Effectiveness. This Agreement shall become effective when, and only when the Lender shall have received a counterpart of this Agreement duly executed by the Borrower.
          SECTION 3. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          SECTION 4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          SECTION 5. Expenses. The Borrower agrees to pay and reimburse the Lender for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the documents contemplated hereby including, without limitation, the fees and expenses of counsel to the Lender.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

 ENCORE COMPUTER CORPORATION

NAME:  T. MARK MORLEY
Title: VICE PRESIDENT



 GOULD ELECTRONICS INC.


 By:
Name:MICHAEL C. VEYSEY
  Title:  SENIOR VICE PRESIDENT


Exhibit D

AMENDMENT NO. 2


  AMENDMENT NO. 2, dated as of March 17, 1995 (the
"Amendment"), to the Intellectual Property License Agreement, dated as of January 28, 1991, between Encore Computer Corporation, Encore Computer U.S., Inc. and Gould Electronics Inc. (as successor to Gould Inc.) (as amended, modified and otherwise supplemented, the "Intellectual Property Agreement").
W I T N E S S E T H:
  WHEREAS, the parties hereto desire to amend certain
provisions of the Intellectual Property Agreement as provided herein;
  NOW, THEREFORE, in consideration of the premises and
mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
  SECTION 1. Amendment of Paragraph 5(b).  Paragraph
5(b) of the Intellectual Property Agreement is hereby amended by inserting at the end of the first sentence thereof the following phrase "; provided, however, that the Encore Exclusive Period shall not terminate prior to June 30, 1995".
  SECTION 2. Limited Effect.  Except as expressly
amended hereby, all of the provisions of the Intellectual Property Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.
  SECTION 3. Counterparts.  This Amendment may be
signed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.
  SECTION 4. Governing Law.  This Amendment and the
rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
                               ENCORE COMPUTER CORPORATION
                                            By:T. MARK MORLEY
                                               T. MARK MORLEY
                                         Title:  Vice President

                               GOULD ELECTRONICS INC.

                                         By:  MICHAEL C. VEYSEY
                                              Michael C. Veysey
                                       Title: Senior Vice President